October 6, 2006

Alpharma Inc. and certain of its Subsidiaries
One Executive Drive
Fort Lee, New Jersey 07024

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Loan and Security Agreement dated March 10, 2006 (as at any time amended, the "Loan Agreement"), among Alpharma Inc., a Delaware corporation, Alpharma Operating Corporation, a Delaware corporation, Alpharma U.S. Inc., a Delaware corporation, Alpharma Euro Holdings Inc., a Delaware corporation, Alpharma (Bermuda) Inc., a Delaware corporation, Alpharma USHP Inc., a Delaware corporation, Alpharma Animal Health Company, a Texas corporation, Mikjan Corporation, an Arkansas corporation, Alpharma Holdings Inc., a Delaware corporation, Alpharma Pharmaceuticals Inc., a Delaware corporation, Purepac Pharmaceutical Holdings, Inc., a Delaware corporation, Alpharma Branded Products Division Inc., a Delaware corporation, Barre Parent Corporation, a Delaware corporation, and Alpharma Investment Inc., a Delaware corporation (collectively, "Borrowers"), the various financial institutions party thereto from time to time (collectively, "Lenders") and Bank of America, N.A., a national banking association, in its capacity as collateral and administrative agent for the Lenders (together with its successors in such capacity, "Agent"). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

The Loan Agreement is hereby amended by deleting Section 10.1.14 in its entirety and by substituting in lieu thereof the following new Section 10.1.14:

10.1.14. Dissolution of Restrictive Subsidiaries. Upon receipt by Borrowers of tax clearance letters or other determination letters from the applicable Governmental Authority or the winding up or termination by Borrowers of any employee benefit plan in accordance with Applicable Law (but no later than December 31, 2006), cause to be filed with the appropriate Governmental Authority, articles of dissolution for each of Alpharma (Barbados) SRL, Danz Nutritional Limited, NMC Laboratories and Wynco LLC.

Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents. Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof, all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower) and the security interests and Liens granted by such Borrower in favor of Agent are duly perfected, first priority security interests and Liens.

Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this letter agreement, that no Default or Event of Default exists on the date hereof, the execution, delivery and performance of this letter agreement have been duly authorized by all requisite corporate action on the part of such Borrower, this letter agreement has been duly executed and delivered by such Borrower and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

Each Borrower agrees that, upon the effectiveness of this letter agreement, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this letter agreement, and each Borrower agrees that this letter agreement shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

Each Borrower agrees that (a) this letter agreement shall be governed by and construed in accordance with the internal laws of the State of New York; (b) this letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; (c) except as otherwise expressly provided in this letter agreement, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect; (d) this letter agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect; (e) this letter agreement may be executed in any number of counterparts and by different parties to this letter agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement; and (f) any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. To the fullest extent permitted by Applicable Law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this letter agreement.

[Signatures commence on following page]

The parties hereto have caused this letter agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Very truly yours,

BANK OF AMERICA, N.A., as Agent

By: /s/ John Olsen

Title: Vice President

ALPHARMA INC.

By: /s/ Jeffrey S. Campbell

Title: Vice President &

Interim Chief Financial Officer

[CORPORATE SEAL]

ALPHARMA OPERATING CORPORATION

By: /s/ Jeffrey S. Campbell

Title: President

[CORPORATE SEAL]

ALPHARMA U.S. INC.

By: /s/ Christine Sacco

Title: Treasurer

[CORPORATE SEAL]

ALPHARMA EURO HOLDINGS INC.

By: /s/ Oystein Flingtorp

Title: President

[CORPORATE SEAL]

ALPHARMA (BERMUDA) INC.

By: /s/ Oystein Flingtorp

Title: President

[CORPORATE SEAL]

ALPHARMA USHP INC.

By: /s/ Oystein Flingtorp

Title: President

[CORPORATE SEAL]

ALPHARMA ANIMAL HEALTH COMPANY

By: /s/ Jeffrey S. Campbell

Title: Vice President & Treasurer

[CORPORATE SEAL]

MIKJAN CORPORATION

By: /s/ Jeffrey S. Campbell

Title: President

[CORPORATE SEAL]

ALPHARMA HOLDINGS INC.

By: /s/ Oystein Flingtorp

Title: President

[CORPORATE SEAL]

ALPHARMA PHARMACEUTICALS INC.

By: /s/ Oystein Flingtorp

Title: President

[CORPORATE SEAL]

PUREPAC PHARMACEUTICAL

HOLDINGS, INC.

By: /s/ Jeffrey S. Campbell

Title: President

[CORPORATE SEAL]

ALPHARMA BRANDED PRODUCTS DIVISION INC.

By: /s/ Jeffrey S. Campbell

Title: Treasurer

[CORPORATE SEAL]

BARRE PARENT CORPORATION

By: /s/ Jeffrey S. Campbell

Title: President

[CORPORATE SEAL]

ALPHARMA INVESTMENT INC.

By: /s/ Jeffrey S. Campbell

Title: President

[CORPORATE SEAL]